                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          June 7, 2000
                                                --------------------------------


                         Central Garden & Pet Company
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     0-20242                    68-0275553
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File              IRS Employer
      of incorporation)                 Number)              Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                        94549
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (925) 283-4573


                                 Inapplicable
--------------------------------------------------------------------------------
         (Former name or former address if changed since last report)

Item 5.   Other Events

          On June 7, 2000, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company has filed a Form 10 with the SEC which, when declared effective by the SEC, would permit the Company to spin off its lawn and garden distribution business to shareholders.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number    Exhibit                                                    Page Number
------    -------                                                    -----------

99.1      Press Release dated June 7, 2000.                               5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By:  /s/ Robert B. Jones
                                   ---------------------------------------------
                                   Robert B. Jones, Vice President, Finance

Dated:  June 8, 2000